UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 3, 2021

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700
Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	TCP	New York Stock Exchange

* As more fully disclosed herein, the registrant’s common units were suspended from trading on the New York Stock Exchange effective March 3, 2021. A Form 25 was filed on March 3, 2021 to delist the registrant’s common stock from the New York Stock Exchange and to remove it from registration under Section 12(b) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 3, 2021, pursuant to that certain Agreement and Plan of Merger, dated as of December 14, 2020 (the “Merger Agreement”), by and among TC PipeLines, LP (“TC PipeLines”), TC PipeLines GP, Inc. (the “General Partner”), TC Energy Corporation (“TC Energy”), TransCan Northern Ltd. (“TransCan Northern”), TransCanada PipeLine USA Ltd., and TCP Merger Sub, LLC (“Merger Sub”) Merger Sub merged with and into TC PipeLines, with TC PipeLines continuing as the surviving entity and an indirect wholly owned subsidiary of TC Energy (the “Merger”).

As a result of the Merger, each common unit of TC PipeLines representing limited partner interests of TC PipeLines (each, a “Common Unit”) issued and outstanding immediately prior to the effective time of the Merger (excluding certain “Excluded Units,” as defined in the Merger Agreement) was cancelled in exchange for the right to receive from TC Energy 0.70 common shares of TC Energy (“TC Energy Shares” and such consideration, the “Merger Consideration”).

The issuance of the TC Energy Shares in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to TC Energy’s registration statement on Form F-4 (Reg No. 333-252004), declared effective by the Securities and Exchange Commission (“SEC”) on January 26, 2021. The proxy statement/prospectus in the registration statement contains additional information about the Merger.

The foregoing description of the Merger Agreement, the Merger and the other transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, incorporated by reference to Exhibit 2.1 to TC PipeLines’ Current Report on Form 8-K filed with the SEC on December 15, 2020.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, TC PipeLines notified the New York Stock Exchange (“NYSE”) that each outstanding Common Unit (other than Excluded Units) was cancelled in exchange for the right to receive the Merger Consideration and requested that NYSE withdraw the listing of the Common Units. Upon TC PipeLines’ request, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Common Units. The Common Units ceased being traded prior to the opening of the market on March 3, 2021, and will no longer be listed on NYSE. In addition, TC PipeLines intends to file with the SEC a Form 15 to terminate the registration of the Common Units under Section 12(g) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspend its reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the effective time of the Merger and as further described in the Merger Agreement, each Common Unit (excluding Excluded Units) was cancelled in exchange for the right to receive the Merger Consideration. In connection with the Merger and at the effective time of the Merger, holders of Common Units immediately prior to such time (other than holders of Excluded Units) ceased to have any rights as unitholders in TC PipeLines (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01	Changes in Control of Registrant

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the consummation of the Merger, at the effective time of the Merger, Merger Sub merged with and into TC PipeLines, with TC PipeLines continuing as the surviving entity and an indirect wholly owned subsidiary of TC Energy.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

At the effective time of the Merger, Jack Stark, Malyn K. Malquist and Peggy Heeg (collectively, the “Departing Directors”) resigned from the board of directors of General Partner (the “Board”). The decision of each of the Departing Directors to step down as a member of the Board was not the result of any disagreement with the General Partner or TC PipeLines on any matter relating to the operations, policies or practices of the General Partner or TC PipeLines, and was solely as a result of the Merger.

Item 7.01	Regulation FD Disclosure.

On March 3, 2021, TC PipeLines issued a press release announcing the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 14, 2020, by among TC PipeLines, LP, TC PipeLines GP, Inc., TC Energy Corporation, TransCan Northern Ltd., TransCanada PipeLine USA Ltd. and TCP Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of TC PipeLines, LP, filed with the Securities and Exchange Commission on December 15, 2020).

99.1	Press Release of TC PipeLines, LP, dated as of March 3, 2021.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TC PIPELINES, LP
(Registrant)

	By:	TC PipeLines GP, Inc.,
its general partner

Date: March 3, 2021

	By:	/s/Jon Dobson
Jon Dobson
Secretary

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